UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 13, 2021

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBLAQ	*
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value	CBLDQ	*
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value	CBLEQ	*

*On November 2, 2020, the NYSE announced that (i) it had suspended trading in the Company’s stock and (ii) it had determined to commence proceedings to delist the Company’s common stock, as well as the depositary shares each representing a 1/10th fractional share of the Company’s 7.375% Series D Cumulative Redeemable Preferred Stock (“Series D Preferred Stock”) and the depositary shares each representing a 1/10th fractional share of the Company’s 6.625% Series E Cumulative Redeemable Preferred Stock (“Series E Preferred Stock”), due to such securities no longer being suitable for listing based on “abnormally low” trading price levels, pursuant to Section 802.01D of the NYSE Listed Company Manual.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Effective May 13, 2021, the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) approved the 2021 Annual Incentive Compensation Plan (the “2021 AIP”) that will be applicable to determine annual bonus compensation for performance during the Company’s fiscal year 2021 for those individuals who currently qualify as “named executive officers” of the Company (the “Named Executive Officers”) pursuant to Item 402(a)(3) of Securities and Exchange Commission (“SEC”) Regulation S-K and certain other executive officers designated by the Compensation Committee as participants in the 2021 AIP, all as described below.

2021 Annual Incentive Compensation Plan

The 2021 AIP, similar to the Annual Incentive Plans adopted for prior years beginning with fiscal year 2015, is designed to reward the Named Executive Officers for the achievement of three annual Corporate Goals and Individual Performance Goals, as assessed by the Compensation Committee.  For the Chief Executive Officer, 70% of the total AIP opportunity will be based on the Corporate Goals, which are generally quantitative, and the remaining 30% will be based on qualitative Individual Performance Goals.  For the other Named Executive Officers, 60% of the total award will be based on Corporate Goals and the remaining 40% will be based on Individual Performance Goals.

The Corporate Goals portion of the 2021 AIP awards will be allocated between three performance measures, each with an equal 1/3 weighting:

(1) Operational Goals, including goals related to (i) square footage of new and renewal leases signed, (ii) diversification of new tenant mix through increasing the percentage of square footage leased to non-apparel tenants, (iii) achievement of targeted levels of new development and redevelopment project openings, (iv) achievement of targeted levels of new anchor and junior anchor leasing commitments, (v) integration of a new budgeting system, and (vi) advancement of Environmental Social Governance (ESG) programs;

(2) Financial Goals, including goals related to (i) Funds From Operations (“FFO”), as adjusted, as reported in the Company’s periodic reports (Forms 10‑K and 10‑Q) filed with the SEC (the “Periodic Reports”), (ii) Net Operating Income (“NOI”), as reported in the Periodic Reports, (iii) control of general and administrative expenses, as a percentage of revenue, as reported in the Periodic Reports, (iv) control of maintenance capital expenditures, as reported in the Periodic Reports, and (v) the Company’s collection rate for deferred rents; and

(3) Balance Sheet Goals, including goals related to (i) addressing property level mortgage maturities, (ii) successful completion of the financial restructuring of the Company and its emergence from bankruptcy, (iii) achievement of targeted levels of gross asset sales and (iv) achievement of targeted levels of net debt-to-EBITDA.  The remaining portion of the AIP will be based on specific Individual Goals under the qualitative portion.

The target cash bonus award levels were set by the Compensation Committee under the 2021 AIP for each of the Company’s Named Executive Officers identified below at levels equal to the 2020 Key Employee Retention Program payouts as disclosed in the Company’s Current Report on Form 8-K, filed on August 19, 2020, and are as follows:

Named Executive Officer	Total 2021 Target Cash Bonus Award	Quantitative/ Corporate Goals Allocation	Qualitative/ Individual Goals Allocation
Stephen D. Lebovitz, Chief Executive Officer	$953,000	70%	30%
Charles B. Lebovitz, Executive Chairman of the Board	$414,000	60%	40%
Michael I. Lebovitz, President	$313,000	60%	40%
Farzana Khaleel, Executive Vice President – Chief Financial Officer and Treasurer	$313,000	60%	40%
Jeffery V. Curry, Chief Legal Officer and Secretary	$201,000	60%	40%

Achievement of target performance for a performance measure will result in 100% payout of the portion of the award based on that performance measure.  Performance that meets threshold requirements will result in 50% (of target) payout of the portion of the award based on that performance measure and achievement of the stretch performance for a performance measure will result in 150% (of target) payout.  Performance achieved between threshold and stretch level for either metric will result in a prorated bonus payout.  There will be no payout for the portion of any award that is based on a performance measure for which less than the threshold level of performance is achieved.  The Compensation Committee has the ability to adjust each metric, if appropriate, to account for significant unbudgeted transactions or events, including the impact and timing of the Company’s efforts to emerge from Chapter 11 bankruptcy protection and certain one-time restructuring costs.

The Individual Performance Goals established by the Compensation Committee for each Named Executive Officer under the qualitative portion of the 2021 AIP are outlined below:

Named Executive Officer	2021 Individual Performance Goals
Stephen D. Lebovitz

(1)refining, enhancing and executing the Company’s strategic and business plans

(2)regular communication and interaction with the Board

(3)maintain and enhance key retailer, financial and other important relationships

(4)effective corporate and executive team communication, motivation and management

(5) effective stewardship and oversight of the corporate restructuring and bankruptcy process

Charles B. Lebovitz

(1)effective Board management

(2)maintain and enhance key retailer and other relationships

(3)support the CEO in developing and executing the Company’s strategic and business plans

(4) support and guidance for the corporate restructuring and bankruptcy process

Michael I. Lebovitz

(1)supervision of redevelopment projects with a special focus on managing capital investment as well as achieving approved pro forma returns and scheduled openings

(2)manage and enhance anchor/department store and joint venture partner relationships

(3)effective oversight of the Company’s IT and HR divisions including the implementation of technology and organizational initiatives

(4)ongoing involvement with the leasing, marketing and management divisions of the Company

(5)support the CEO in developing and executing the Company’s strategic and business plans

(6) work constructively with internal teams to support corporate restructuring and bankruptcy process

Farzana Khaleel

(1)successful execution of the Company’s balance sheet strategy (as presented in the quarterly capital plans) including successfully managing future debt maturities

(2)effective management and oversight of the financial services and accounting divisions

(3)maintain and improve key financial stakeholder and joint venture partner relationships

(4)effective oversight over cash management, insurance, real estate taxes and other key responsibilities of the CFO

(5)support the CEO in developing and executing the Company’s strategic and business plans

(6) work constructively with advisors, stakeholders and internal teams towards an effective corporate restructuring and bankruptcy process

Named Executive Officer	2021 Individual Performance Goals
Jeffery V. Curry

(1)oversight and pursuit of a favorable resolution of litigation that the Company is facing

(2)effective management and oversight of the legal department and managing spend on outside counsel

(3)continued involvement in Board material preparation and Board support as necessary

(4)coordination with and support for other members of the senior executive team

(5)support the CEO in developing and executing the Company’s strategic and business plans

(6) work constructively with advisors, stakeholders and internal teams towards an effective corporate restructuring and bankruptcy process

The additional terms of the 2021 AIP are substantially similar to those of the 2020 Annual Incentive Plan for the Company’s named executive officers, as described in the proxy statement for the Company’s 2021 Annual Meeting of Stockholders previously filed with the SEC.  The 2021 AIP is an unfunded arrangement and any compensation payable thereunder may be evaluated, modified or revoked at any time in the sole discretion of the Compensation Committee, which is responsible for administering the plan.

The foregoing summary description of the 2021 AIP is not complete, and is qualified in its entirety by reference to the full text of the 2021 AIP, which is filed as an exhibit to this report.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.2.21	CBL & Associates Properties, Inc. Named Executive Officer Annual Incentive Compensation Plan (AIP) (Fiscal Year 2021). Filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: May 18, 2021